SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 18, 2003 (July 16, 2003)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




        Delaware                      0-15905                   73-1268729
(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                             Identification No.)





                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Blue Dolphin Energy Company ("Company") previously announced that it received a notice from the NASDAQ on July 15, 2002, stating that because the Company's common stock traded below the minimum bid requirement of $1.00 for 30 consecutive trading days the common stock would be delisted if its bid price did not close above $1.00 for 10 consecutive trading days by January 13, 2003. This initial deadline was extended until July 14, 2003. On July 16, 2003, the Company received a notice from NASDAQ that the initial deadline to regain compliance with NASDAQ's listing requirements would be extended to October 8, 2003. As of July 16, 2003, the bid price for the Company's common stock had not closed above $1.00 for 10 consecutive trading days. If the Company's common stock is delisted from NASDAQ it would then trade on the OTC Bulletin Board or "pink sheets". This could materially decrease the liquidity of the Company's common stock and further limit the Company's ability to raise capital.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits- None







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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 17, 2003


                                                  BLUE DOLPHIN ENERGY COMPANY


                                                   /s/ G. Brian Lloyd
                                                   -------------------------
                                                   G. Brian Lloyd
                                                   Vice President, Treasurer



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